SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 15, 2004

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

California	0-15449	94-2672609

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 N. McCarthy Blvd., No. 100, Milpitas, CA 95035-5112

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following exhibits are included herewith as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Exhibit 99.1, Registrant’s News Release dated April 15, 2004, which is furnished pursuant to Item 12 of Form 8-K.

99.2	Exhibit 99.2, Registrant’s Slideshow, presented April 20, 2004, which is furnished pursuant to Item 12 of Form 8-K.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 15, 2004, Registrant announced via news release updated estimates of financial results for its fiscal 2004 fourth quarter ended March 31, 2004 and for its entire fiscal 2004. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 20, 2004, Registrant presented certain information concerning its fiscal 2004 fourth quarter ended March 31, 2004 and its entire fiscal 2004 via slideshow. The full text of the slideshow is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Form 8-K and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Except as provided in the following sentence, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing. The information listed below shall be incorporated by reference into prior and future filings under the Securities Act and the Exchange Act which incorporate by general reference filings on Form 8-K during a time period which includes April 15-20, 2004:

a. The information in the first three paragraphs of the news release attached as Exhibit 99.1 to this Current Report on Form 8-K.

b. The following information contained in the slideshow attached as Exhibit 99.2 to this Current Report on Form 8-K:

i. Registrant had bookings of approximately $62 million during the fiscal year ended March 31, 2004.

ii. Registrant introduced 37 new products during the fiscal year ended March 31, 2004.

iii. Registrant estimated that it had achieved 545 design wins in the fiscal year ended March 31, 2004. In this regard, Registrant counts as a design win each decision by one of its customers to use one of its parts in one of their products that, based on their projected usage, will generate more than $100,000 of sales annually for Registrant when the product is in production.

iv. Registrant shipped approximately 102 million units of its application specific integrated passive (ASIP) products in the fourth fiscal quarter ended March 31, 2004, 76 million to customers in its mobile market and 26 million to customers in its computing and consumer electronics markets.

v. Registrant’s ASIP products were included in 165 different mobile handset platforms, with an average of 4.1 of Registrant’s parts per platform, in the quarter ended March 31, 2004.

vi. Registrant’s revenue from the sale of its ASIP products was approximately $31 million for the fiscal year ended March 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized on the 22nd day of April, 2004.

CALIFORNIA MICRO DEVICES CORPORATION (Registrant)

By:	/s/ ROBERT V. DICKINSON

ROBERT V. DICKINSON President and Chief Executive Officer

By:	/s/ R. GREGORY MILLER

R. GREGORY MILLER Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Exhibit 99.1, Registrant’s News Release dated April 15, 2004, which is furnished pursuant to Item 12 of Form 8-K.
99.2	Exhibit 99.2, Registrant’s Slideshow, presented April 20, 2004, which is furnished pursuant to Item 12 of Form 8-K.